Securian Funds Trust
Supplement dated December 10, 2018 to the Securian Funds Trust Prospectus, Summary Prospectus, and Statement of Additional Information dated May 1, 2018.
This supplement should be read with the currently effective or last effective prospectus, summary prospectus, and statement of additional information, along with any other applicable supplements, for the above listed prospectus.
On November 29, 2018, a special meeting of the Securian Funds Trust (“SFT”) was held to consider reorganization of the SFT Mortgage Securities Fund into the SFT Core Bond Fund. At the meeting, shareholders of the SFT Mortgage Securities Fund approved an Agreement and Plan of Reorganization (“Reorganization”), pursuant to which substantially all of the assets of the SFT Mortgage Securities Fund were transferred to the SFT Core Bond Fund in exchange for shares of the SFT Core Bond Fund, and in complete liquidation of the SFT Mortgage Securities Fund. The Reorganization closed November 30, 2018. All general and specific references to the SFT Mortgage Securities Fund are hereby removed from the prospectus, summary prospectus, and statement of additional information.
Please retain this supplement for future reference.

F92928 12-2018